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                                                                   Exhibit 10.35


                            THIRD AMENDMENT TO LEASE


THIS THIRD AMENDMENT TO LEASE (the "Agreement") is made effective as of February 22, 1995, by and between FOUNTAIN ASSOCIATES I, LTD., a Florida limited partnership ("Landlord") and ANCHOR GLASS CONTAINER CORPORATION, a Delaware Corporation ("Tenant").

WHEREAS, pursuant to the Lease, dated March 31, 1988, as amended by the First Amendment To Lease dated as of June 16, 1992, and the Second Amendment To Lease dated as of September 30, 1993, Landlord leased to Tenant certain real property located in Hillsborough County, Florida, commonly known as Anchor Place at Fountain Square;

WHEREAS, Landlord and Tenant now desire to amend the provisions of the Lease as herein set forth;

NOW, THEREFORE, for and in consideration of the mutual covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

      1. Default of Tenant. Subparagraph 13 of Paragraph 9(a) of the Lease, as amended, is hereby further amended:

            (a) Changing the period at the end of the first sentence thereof to a comma and adding the following text after such comma:
                  "and as further amended by Amendment No. 4,"; and

            (b) Adding to the end of the second sentence thereof the following sentence. "A copy of Amendment No. 4 to the Note Purchase Agreement is attached hereto as Exhibit "R" and is similarly incorporated herein by reference."

      2. No Further Modification. Except as expressly set forth herein, all terms and provisions of the Lease shall remain in full force and effect.
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IN WITNESS HEREOF, Landlord and Tenant have executed this Agreement as of the date set forth above.

Signed, sealed and delivered in the presence of:


____________________________        FOUNTAIN ASSOCIATES I, LTD., a
Name:_______________________        Florida limited partnership


____________________________
                                    By: TWC Sixty-One, Inc., a Florida

Name:_______________________        Corporation, General Partner


                                    By: /s/ Jack Wilson

                                    Name:  Jack Wilson



                                    Title:______________________


____________________________        ANCHOR GLASS CONTAINER
Name:_______________________        CORPORATION, a Delaware
                                    Corporation

                                    By:_________________________

                                    Name:_______________________

____________________________        Title:______________________
Name:_______________________